UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

(970) 259-0554

SUPPLEMENT TO THE PROXY STATEMENT DATED SEPTEMBER 9, 2021

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 6, 2021

This proxy statement supplement (this “Supplement”), dated September 20, 2021, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), dated September 9, 2021, furnished to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, October 6, 2021, at 10:00 a.m. (Mountain Time) via online via live webcast at https://meetnow.global/MPZUUMY. This Supplement is being filed with the Securities and Exchange Commission and is first being made available to stockholders on or about September 20, 2021.

The primary purpose of this Supplement is to provide subsequent information relating to a change in the Board composition and size of the Board. This Supplement should be read in conjunction with the Proxy Statement.

Except as amended or supplemented by the information contained in this Supplement or as otherwise later supplemented, the information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current and shall be deemed to modify or supersede the information in the Proxy Statement.

Withdrawal of Nominee for Election as Director and Change in Board Size

On September 16, 2021, Mary K. Thompson, a member of the Board and a nominee for re-election as a director at the Annual Meeting, informed the Company that she was resigning from the Board, effective immediately.

In light of her resignation from the Board, the Board decreased the size of the Board to six (6) directors, effective immediately, and the nomination of Ms. Thompson for election at the Annual Meeting is withdrawn. No other nominee for election at the Annual Meeting will be named in place of Ms. Thompson.

Voting Matters

If you have already returned your WHITE proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote. Proxies already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked. Proxies received in respect of the re-election of Ms. Thompson at the Annual Meeting will not be voted with respect to her election at the Annual Meeting because she has resigned from the Board and is no longer standing for re-election, but will continue to be voted as directed or otherwise as set forth therein and described in the Proxy Statement with respect to all other matters properly brought before the Annual Meeting. If you have not yet returned your WHITE proxy card or submitted your voting instructions, please complete the WHITE proxy card or submit instructions, disregarding Ms. Thompson’s name as a nominee for election as director. We will not distribute new voting instructions or proxy cards. Important information regarding how to vote your shares and revoke proxies already submitted is available in the Proxy Statement under the caption “GENERAL INFORMATION REGARDING THE ANNUAL MEETING.”

The Board continues to recommend that stockholders vote “FOR ALL” the election of each of the Board’s six director nominees via the WHITE proxy card.

The Board also continues to recommend that you disregard any blue proxy card that may be sent to you by AB Value Management LLC (“AB Value”). Voting to “WITHHOLD” with respect to AB Value’s nominees on its blue proxy card is not the same as voting “FOR” our Board nominees, because a vote to “WITHHOLD” with respect to AB Value’s nominees on its blue proxy card will revoke any previous proxy submitted by you. If you have already voted using a blue proxy card sent to you by AB Value, the Board recommends that you revoke it by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted.

By Order of the Board of Directors,

/s/ Rahul Mewawalla

Rahul Mewawalla
Chairperson of the Board

September 20, 2021

Important Additional Information and Where to Find It

This communication relates to the Annual Meeting to be held on October 6, 2021. In connection with the Annual Meeting, the Company filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) on September 9, 2021 in connection with the solicitation of proxies from stockholders for the Annual Meeting. The definitive proxy statement and a form of WHITE proxy were first mailed or otherwise furnished to the stockholders of the Company on September 9, 2021. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by the Company with the SEC. Investors and stockholders may obtain a copy of the documents free of charge at the SEC’s website at www.sec.gov, and in the “SEC Filings” section of the of the Company’s Investor Relations website at www.rmcf.com/Investor-Relations.aspx or by contacting the Company’s Investor Relations department at (970) 375-5678, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. In addition, the documents (when available) may be obtained free of charge by directing a request by mail or telephone to: Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Secretary, (970) 259-0554.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its directors, director nominees, executive officers and members of management and employees of the Company and agents retained by the Company are participants in the solicitation of proxies from stockholders in connection with matters to be considered at the Annual Meeting. Information regarding the Company’s directors, director nominees and executive officers, and their beneficial ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021, filed with the SEC on June 1, 2021, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2021, and in the definitive proxy statement. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above.